UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 26, 2013

4Licensing Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-7843	13-2691380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Third Avenue, 17th Floor, New York, New York  10017
(Address of principal executive offices, including zip code)

(212) 758-7666
(Registrant’s telephone number, including area code)

53 West 23rd Street, New York, New York  10010

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Event.

On February 26, 2013, 4Licensing Corporation (the “Company”) issued a press release announcing that the Company resumed trading on the OTC Pink Sheets on February 26, 2013.  A copy of the press release is attached hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release issued by 4Licensing Corporation dated February 26, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

4Licensing Corporation

Date: March 4, 2013	By:	/s/ Bruce R. Foster
Bruce R. Foster
Interim Chief Executive Officer, Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by 4Licensing Corporation dated February 26, 2013